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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     We, the undersigned Officers and Directors of JP Foodservice, Inc. (the "Corporation") hereby constitute and appoint James L. Miller, Lewis Hay, III and David M. Abramson, and each of them, with power of substitution, our true and lawful attorneys with full power to sign for us, in our names and in the capacities indicated below, (i) a Registration Statement on Form S-3 (or other applicable form), (ii) all amendments thereto (including post-effective amendments), and (iii) all other documents that may be required in connection therewith (including a Registration Statement filed under Rule 462(b) of the Securities Act of 1933, as amended), for the purpose of registering under the Securities Act of 1933 up to 375,000 shares of the Corporation's Common Stock which may be sold by selling stockholders for sale to the public. By execution of this Power of Attorney, the undersigned ratifies and confirms all that each of the aforesaid attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

   Signature                        Title                Date
   ---------                        -----                ----

/s/ James L. Miller
---------------------      Chairman of the Board,        January 22, 1998
James L. Miller            President and Chief
                           Executive Officer
                           (Principal Executive
                           Officer)

/s/ Lewis Hay, III
---------------------      Director, Senior Vice         January 22, 1998
Lewis Hay, III             President and Chief
                           Financial Officer
                           (Principal Financial
                           Officer)

/s/ George T. Megas
---------------------      Vice President - Finance      January 22, 1998
George T. Megas            (Principal Accounting
                           Officer)

/s/ Michael J. Drabb
---------------------      Director                      January 22, 1998
Michael J. Drabb


/s/ David M. Abramson
---------------------      Director                      January 22, 1998
David M. Abramson

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/s/ Eric E. Glass
------------------------------        Director           January 22, 1998
Eric E. Glass

/s/ Mark P. Kaiser
------------------------------        Director           January 22, 1998
Mark P. Kaiser

/s/ Paul I. Latta, Jr.
------------------------------        Director           January 22, 1998
Paul I. Latta, Jr.

/s/ Dean R. Silverman
------------------------------        Director           January 22, 1998
Dean R. Silverman

/s/ Jeffrey D. Serkes
------------------------------        Director           January 22, 1998
Jeffrey D. Serkes

/s/ James P. Miscoll
------------------------------        Director           January 22, 1998
James P. Miscoll

/s/ Bernard Sweet
------------------------------        Director           January 22, 1998
Bernard Sweet

/s/ James I. Maslon
------------------------------        Director           January 22, 1998
James I. Maslon

/s/ Neil I. Sell
------------------------------        Director           January 22, 1998
Neil I. Sell

/s/ Albert J. Fitzgibbons, III
------------------------------        Director           January 22, 1998
Albert J. Fitzgibbons, III

/s/ Matthias B. Bowman
------------------------------        Director           January 22, 1998
Matthias B. Bowman